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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 19, 2005

                                COTT CORPORATION
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             (Exact name of registrant as specified in its charter)

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
           CANADA                        000-19914                   None
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

207 Queen's Quay West, Suite 340, Toronto, Ontario                  M5J 1A7
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     (Address of principal executive offices)                     (Zip Code)
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        Registrant's telephone number, including area code (416) 203-3898

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 20, 2005, Cott Corporation (the "Company") issued a press release for the three and nine month periods ended October 1, 2005. This press release is furnished herewith as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.

ITEM 2.05. COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

     The information reported in Item 2.06 is hereby incorporated by reference.

ITEM 2.06. MATERIAL IMPAIRMENTS.

     For the three month period ended October 1, 2005, the Company recorded asset impairments of $23.7 million on a pre-tax basis reflecting adjustments of $20 million to the carrying value of customer relationships and the write-down of certain assets. The Company also recorded restructuring charges of $2.0 million for severance payments as part of the plan announced by the Company on September 29, 2005 to realign the management of its Canadian and United States businesses to a North American basis (the "Realignment Plan"). The Company made the determination on October 19, 2005 as to the amounts and character of these charges in connection with the preparation of its financial statements for the three month period ended October 1, 2005.

     The Company anticipates that, in connection with implementing the Realignment Plan, it will record additional pre-tax charges of approximately $34 to 54 million over the 12 to 18 month period following the announcement of the Realignment Plan. It is expected that the largest of these additional charges will be related to asset impairment and that there will also be charges for severance, termination and other costs.

     At the present time, the Company has not completed its detailed plans and the requisite analyses to determine its estimates or range of estimates of the total remaining charges and the allocation of those remaining charges to specific categories in connection with the Realignment Plan. The Company will file an amended Form 8-K after making such determinations.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

          (d)  Exhibits

          99.1 Press release dated October 20, 2005.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COTT CORPORATION


Date: October 20, 2005                  By: /s/ B. Clyde Preslar
                                            ------------------------------------
                                            B. Clyde Preslar
                                            Executive Vice President
                                            and Chief Financial Officer


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                                  EXHIBIT INDEX

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
Number   Description
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
 99.1    Press release dated October 20, 2005.
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